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                                                                  EXHIBIT 10.24


                              STEEL DYNAMICS, INC.
                   2003 EXECUTIVE INCENTIVE COMPENSATION PLAN


         1. Purpose. The purpose of the Steel Dynamics, Inc. 2003 Executive Incentive Compensation Plan (the "Plan") is to provide annual performance-based incentive compensation to executives, based on the financial performance criteria described in this Plan.

         This Plan supersedes and replaces the Steel Dynamics, Inc. Amended and Restated Officer and Manager Cash and Stock Bonus Plan (the "Old Plan"), originally adopted, with stockholder approval, October 28, 1996 and amended, with stockholder approval, effective January 1, 2000, except that all Stock bonus awards previously made under the Old Plan and not yet fully vested shall continue to be governed by the terms of the Old Plan.

         Under the Old Plan, 450,000 shares of Stock were authorized for issuance; and, from inception of the Old Plan to date, a total of 224,835 shares were issued, of which 95,902 shares have not yet vested. Accordingly, the balance of 225,165 shares, together with any additional vesting forfeitures, remaining unissued under the Old Plan will be available for issuance under this Plan, as part of and not in addition to the total number of shares authorized under Section 3.1 of this Plan.

         2. Effective Date and Term of Plan. The Effective Date of the Plan is January 1, 2003, subject to stockholder approval. The Plan shall terminate on February 28, 2008, unless extended, subject to stockholder approval, or earlier terminated by the Board.

         3.       Shares of Stock Subject to the Plan.

                  3.1. The total number of shares of Stock of the Company reserved and available for issuance and distribution pursuant to the Plan shall not exceed, in the aggregate, 750,000 shares of the authorized Stock of the Company, including the 225,165 or more unused shares held over from the Old Plan, subject to adjustment as described below.

                  3.2. Stock which may be issued under the Plan may be either authorized but unissued shares or shares of issued Stock held in the Company's treasury, or both, at the discretion of the Committee. Whenever any Stock is forfeited under the Plan, the shares forfeited shall revert to authorized but unissued shares and may again be reissued hereunder.

                  3.3. In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division (including, but not limited to, split-up, split-off, spin-off or distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, rights offering, merger, consolidation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing, the aggregate number of shares reserved for issuance under the Plan, as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes, shall be appropriately adjusted, or new shares shall be issued, as determined by the Committee in its discretion.

         4. Definitions. As used in this Plan, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                   "Adjusted Pre-Tax Net Income" means, for any Year, consolidated net income of the Company, before taxes, extraordinary items and bonuses payable to Participants under this Plan, as determined by the Company; provided, however, that, to the extent reasonably determinable, the effect upon Adjusted Pre-Tax Net Income of any start-up expenses associated with significant capital expenditures, for a period not to exceed twelve (12) months following start-up, shall be excluded from and not taken into account in determining such Adjusted Pre-Tax Net Income.


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2003 Executive Incentive Compensation Plan


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                  "Average Divisional ROA Assets" for a division means the sum of the dollar amounts of total divisional assets employed by that division at the end of each month during the Year and during the last month of the prior year, adjusted by subtracting (a) the book value of assets classified as construction-in-progress, (b) the book value of assets placed in service during the Year, and (c) fifty percent (50%) of the book value of assets placed in service during the prior year, and dividing the resulting amount by the number of months of the Year plus one.

                  "Base Salary" means, with respect to a Participant, the regular annual salary approved as "base salary" by the Committee and paid during a Year for services rendered, excluding any cash or stock bonus payments (whether paid under this Plan or otherwise) or severance pay.

                  "Board" means the Board of Directors of the Company.

                  "Bonus Pool" means, for any Year, an amount determined by multiplying Adjusted Pre-Tax Net Income, minus an amount equal to ten percent (10%) of "Average Stockholders Equity," as determined by the Company, by a percentage amount, determined annually by the Committee no later than ninety (90) days after the commencement of the Year for which incentive compensation hereunder may be paid, that shall be no less than five percent (5%) nor more than six and one-half percent (6 1/2%).

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" means a committee of the Board, as contemplated by
         Section 6.

                  "Company" means Steel Dynamics, Inc., an Indiana corporation, and its subsidiaries.

                  "Corporate Executive Officer" means those persons whose primary responsibilities are company-wide, consisting initially of (a) the Company's President and Chief Executive Officer, (b) the Company's Chief Financial Officer, and (c) such other persons, if any, who may be from time to time designated as a Corporate Executive Officer by the Committee, for purposes of this Plan, no later than ninety (90) days after the commencement of the Year for which incentive compensation hereunder may be paid. Unless changed by the Committee within the foregoing period, with respect to any Year, an officer's designation for Plan purposes, once made, shall continue from year to year.

                  "Corporate Officer" means those persons whose primary responsibilities are company-wide, consisting initially of (a) the Company's Vice President of Sales and Marketing and (b) such other persons, if any, who may be from time to time designated as a Corporate Officer by the Committee, for purposes of this Plan, no later than ninety (90) days after the commencement of the Year for which incentive compensation hereunder may be paid. Unless changed by the Committee within the foregoing period, with respect to any Year, an officer's designation for Plan purposes, once made, shall continue from year to year.

                  "Divisional Executive Officer" means those persons who have both company-wide and direct divisional responsibilities, consisting initially of (a) the Vice President and General Manager of the Company's Butler, Indiana Flat Rolled Division, (b) the Vice President and General Manager of the Company's Columbia City, Indiana Structural and Rail Division, and (c) such other persons, if any, who may be from time to time designated as a Divisional Executive Officer by the Committee, for purposes of this Plan, no later than ninety (90) days after the commencement of the Year for which incentive compensation hereunder may be paid. Unless changed by the Committee within the foregoing period, with respect to any Year, an officer's designation for Plan purposes, once made, shall continue from year to year.


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                  "Divisional Officer" means those persons who have both
         company-wide and direct divisional responsibilities, consisting initially of (a) the general manager of the Company's Pittsboro, Indiana Bar Products Division, (b) the president of the Company's New Millennium Building Systems subsidiary, and (c) such other persons, if any, who may be from time to time designated as a Divisional Officer by the Committee, for purposes of this Plan, no later than ninety (90) days after the commencement of the Year for which incentive compensation hereunder may be paid. Unless changed by the Committee within the foregoing period, with respect to any Year, an officer's designation for Plan purposes, once made, shall continue from year to year.

                  "Divisional Return on Assets" for a division means a percentage established by adding (a) the division's net income for the Year, as determined for corporate consolidation purposes, (b) the amount of certain corporate expenses allocated to that division, and
         (c) the amount of incentive bonus compensation expenses associated with this Plan, and then dividing that sum by the Average Divisional ROA Assets.

                  "Effective Date" has the meaning assigned to such term in
         Section 2.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Fair Market Value" means, as of any date, the value of the Stock determined as follows: if the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market of the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System, the Fair Market Value of a share of Stock shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading date prior to the date of determination, as reported by Dow Jones, in the Wall Street Journal or by such other source as the Committee deems reliable.

                  "Maximum ROA Target" means a Return on Assets percentage, by division, established by the Committee, which shall be no less than twenty-five percent (25%) nor more than thirty-five percent (35%).

                  "Minimum ROA Target" means a Return on Assets percentage, by division, established by the Committee, which shall be no less than four percent (4%) nor more than six percent (6%).

                  "Participant" means those Corporate Executive Officers, Divisional Executive Officers, Corporate Officers and Divisional Officers who, either as defined hereunder or by Committee designation, are designated or selected from time to time to be Participants under this Plan.

                  "Participant's Adjusted Base Salary", as applied within the Bonus Pool component of this Plan, (a) for purposes of either or both of the cash portions of the bonuses described in Sections 5.1 and 5.2, means (i) with respect to any Corporate Executive Officer, two and one-half (2 1/2) times his Base Salary, (ii) with respect to a Divisional Executive Officer, half of his Base Salary multiplied by two and one-half (2 1/2), (iii) with respect to any Corporate Officer, one and one-half (1 1/2) times his Base Salary, and (iv) with respect to any Divisional Officer twenty-five percent (25%) of his Base Salary multiplied by one and one-half (1 1/2); and (b) for purposes of the stock portions of the bonuses described in Sections 5.1 and 5.2, means
         (i) with respect to any Corporate Executive Officer, his Base Salary,
         (ii) with respect to a Divisional Executive Officer fifty percent (50%) of this Base Salary, (iii) with respect to any Corporate Officer, seventy-five percent (75%) of his Base Salary, and (iv) with respect to any Divisional Officer eighteen and three-quarters percent (18.75%) of his Base Salary.

                  "Participant's Bonus Pool Percentage" means, in any Year with respect to a Participant, a fraction, the numerator of which is equal to the Participant's Adjusted Base Salary and the denominator of which is equal to the sum of all of the Participants' Adjusted Base Salaries.

                  "Plan" means the Steel Dynamics, Inc. 2003 Executive Incentive Compensation Plan, or as it may be further amended from time to time.

                  "Remaining Bonus Pool" means the excess of the Bonus Pool over the sum of the aggregate cash bonus amounts payable pursuant to Sections 5.1.1.1 and 5.1.2.1.

                  "Restricted Stock" means Stock issued pursuant to the Plan that is not yet vested as contemplated by Section 8.



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                  "Retirement" means voluntary retirement by a Participant who is at least 60 years old.

                  "Stock" means the $0.01 par value common stock of the Company.

                  "Vested Shares" has the meaning assigned to such term in
         Section 8.

                  "Year" means the Company's fiscal year, for which incentive compensation may be payable hereunder.

         5. Payment of Incentive Compensation. Subject to the terms, conditions and limitations set forth in this Plan, each Year Participants who are Corporate Executive Officers or Corporate Officers may be entitled to receive a cash and a stock bonus under Section 5.1; and Participants who are Divisional Executive Officers or Divisional Officers may be entitled to receive a cash and a stock bonus under both Sections 5.1 and 5.2.

                  5.1. Incentive Compensation for Corporate Executive Officers and Corporate Officers. Each Participant who is a Corporate Executive Officer or a Corporate Officer may be entitled to receive, each Year, incentive compensation based upon a performance-based consolidated Bonus Pool determined in the manner described in Sections 5.1.1 and 5.1.2.

                           5.1.1.   Corporate Executive Officers.

                                    5.1.1.1. Cash Bonus. Each Participant who is
                           a Corporate Executive Officer shall receive a cash bonus in an amount, if any, equal to the product of
                           (i) the Participant's Bonus Pool Percentage and (ii) the Bonus Pool; provided, however, that the cash bonus shall not exceed two and one-half (2 1/2) times the Corporate Executive Officer's Base Salary.

                                    5.1.1.2. Stock Bonus. Each Participant who
                           is a Corporate Executive Officer shall also be entitled to receive a stock bonus if there are unallocated amounts remaining in the Remaining Bonus Pool. Any such amounts shall be distributed in the form of Restricted Stock as follows: that number of shares of Restricted Stock having, at the time of issuance, a Fair Market Value equal to the product of
                           (i) the Participant's Bonus Pool Percentage and (ii) the Remaining Bonus Pool; provided, however, that the aggregate Fair Market Value of the Restricted Stock so issued shall not exceed the Corporate Executive Officer's Base Salary.

                           5.1.2.   Corporate Officers.

                                    5.1.2.1 Cash Bonus. Each Participant who is
                           a Corporate Officer shall receive a cash bonus in an amount, if any, equal to the product of (i) the Participant's Bonus Pool Percentage and (ii) the Bonus Pool; provided, however, that the cash bonus shall not exceed one and one-half (1 1/2) times the Corporate Officer's Base Salary.

                                    5.1.2.2 Stock Bonus. Each Participant who is
                           a Corporate Officer shall be entitled to receive a stock bonus if there are unallocated amounts remaining in the Remaining Bonus Pool. Any such amounts shall be distributed in the form of Restricted Stock as follows: that number of shares of Restricted Stock having, at the time of issuance, a Fair Market Value equal to the product of (i) the Participant's Bonus Pool Percentage and (ii) the Remaining Bonus Pool; provided, however, that the aggregate Fair Market Value of the Restricted Stock so issued shall not exceed seventy-five percent (75%) of the Corporate Officer's Base Salary.

                  5.2. Incentive Compensation for Divisional Executive Officers and Divisional Officers. Each Participant who is a Divisional Executive Officer or a Divisional Officer may be entitled to receive, each Year, a cash and a stock bonus, in part, based on a Company-wide performance-based bonus pool determined in the manner described in
         Section 5.2.1 and, in part, based on divisional performance, determined in the manner described in Section 5.2.2.



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2003 Executive Incentive Compensation Plan                                    4


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                           5.2.1.   Divisional Executive Officers.

                                    5.2.1.1. Incentive Compensation Based on the
                           Consolidated Bonus Pool.

                                            (a) Cash Bonus. Each Participant who
                                    is a Divisional Executive Officer shall
                                    receive a cash bonus in an amount, if any, equal to the product of (i) the Participant's Bonus Pool Percentage and (ii) the Bonus Pool; provided, however, that the cash bonus shall not exceed two and one-half (2 1/2) times his Base Salary multiplied by fifty percent (50%), or a total of 125% of his Base Salary.

                                            (b) Stock Bonus. Each Participant
                                    who is a Divisional Executive Officer shall receive a stock bonus if there are unallocated amounts remaining in the Remaining Bonus Pool. Any such amounts shall be distributed in the form of Restricted Stock as follows: that number of shares of Restricted Stock having, at the time of issuance, a Fair Market Value equal to the product of (i) the Participant's Bonus Pool Percentage and (ii) the Remaining Bonus Pool; provided, however, that the aggregate Fair Market Value of the Restricted Stock so issued shall not exceed fifty percent (50%) of his Base Salary.

                                    5.2.1.2. Incentive Compensation Based on
                           Divisional Performance. No later than ninety days after the commencement of the Year for which incentive compensation may be paid, the Committee shall make two preliminary determinations: (a) a threshold return on assets percentage (the "Minimum ROA Target," as defined) for each separate division, which must be achieved by each such division before any cash or stock bonus may be paid under this
                           Section 5.2 in respect of that division, and (b) a maximum return on assets percentage (the "Maximum ROA Target," as defined) at which level the Divisional Executive Officer or Divisional Officer will be entitled to receive the Divisional Executive Officer's Maximum Divisional Cash Bonus, as defined in Section 5.2.1.1(a), the Divisional Executive Officer's Maximum Divisional Stock Bonus, as defined in Section 5.2.1.1(b), the Divisional Officer's Maximum Divisional Cash Bonus, as defined in Section 5.2.1.2(a), or the Divisional Officer's Maximum Divisional Stock Bonus, as defined in Section 5.2.1.2(b).

                                            (a) Cash Bonus. Each Participant who
                                    is a Divisional Executive Officer shall
                                    receive, for a particular Year, a cash
                                    bonus, if any, in an amount equal to that percentage of the Divisional Executive Officer's Maximum Divisional Cash Bonus for that Year, established by linear interpolation and derived by (a) dividing the number of whole number increments between the applicable Minimum ROA Target for that Year and the applicable Maximum ROA Target for that Year into one hundred (100), and (b) multiplying the result by the number of whole number increments, expressed as a percentage, between the applicable Minimum ROA Target and the actual Divisional Return on Assets for that Year (rounded down from .4 and up from .5). For purposes of this
                                    Section 5.2.1.2(a), the term "Divisional
                                    Executive Officer's Maximum Divisional Cash
                                    Bonus" means an amount, payable in cash, equal to two and one-half times his Base Salary multiplied by fifty percent (50%), or a total of one hundred twenty-five percent (125%) of his Base Salary.

                                            (b) Stock Bonus. Each Participant
                                    who is a Divisional Executive Officer shall receive, for a particular Year, a stock bonus, if any, in an amount equal to that percentage of the Divisional Executive Officer's Maximum Divisional Stock Bonus for that Year, established by linear interpolation and derived by (a) dividing the number of whole number increments between the applicable Minimum ROA Target for that Year and the applicable Maximum ROA Target for that Year into one hundred (100), and (b) multiplying the result by the number of whole number increments, expressed as a percentage, between the applicable Minimum ROA Target and the actual Divisional Return on Assets for that Year (rounded down from .4 and up from .5). For purposes of this
                                    Section 5.2.1.2(b), the term "Divisional
                                    Executive Officer's Maximum Divisional Stock
                                    Bonus" means an amount, payable in shares of Restricted Stock, having, at the time of issuance, a Fair Market Value equal to fifty percent (50%) of his Base Salary.

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                           5.2.2.   Divisional Officers.

                                    5.2.2.1. Incentive Compensation Based on the
                           Consolidated Bonus Pool.

                                            (a) Cash Bonus. Each Participant who
                                    is a Divisional Officer shall receive a cash bonus in an amount, if any, equal to the product of (i) the Participant's Bonus Pool Percentage and (ii) the Bonus Pool; provided, however, that the cash bonus shall not exceed one and one-half times (1 1/2) times his Base Salary multiplied by twenty-five percent (25%), or a total of thirty-seven and one-half percent (37.5%) of his Base Salary.

                                            (b) Stock Bonus. Each Participant
                                    who is a Divisional Officer shall also be entitled to receive a stock bonus if there are unallocated amounts remaining in the Remaining Bonus Pool. Any such amounts shall be distributed in the form of Restricted Stock as follows: that number of shares of Restricted Stock having, at the time of issuance, a Fair Market Value equal to the product of (i) the Participant's Bonus Pool Percentage and (ii) the Remaining Bonus Pool; provided, however, that the aggregate Fair Market Value of the Restricted Stock so issued shall not exceed seventy-five percent (75%) of his Base Salary multiplied by twenty-five percent (25%), or a total of eighteen and three-quarters percent (18.75%) of his Base Salary.

                                    5.2.2.2. Incentive Compensation Based on
                           Divisional Performance.

                                            (a) Cash Bonus. Each Participant who
                                    is a Divisional Officer shall receive, for a particular Year, a cash bonus, if any, in an amount equal to that percentage of the Divisional Officer's Maximum Divisional Cash Bonus for that Year, established by linear interpolation and derived by (a) dividing the number of whole number increments between the applicable Minimum ROA Target for that Year and the applicable Maximum ROA Target for that Year into one hundred (100), and (b) multiplying the result by the number of whole number increments, expressed as a percentage, between the applicable Minimum ROA Target and the actual Divisional Return on Assets for that Year (rounded down from .4 and up from .5). For purposes of this
                                    Section 5.2.2.2(a), the term "Divisional
                                    Officer's Maximum Divisional Cash Bonus" means an amount, payable in cash, equal to one and one-half (1 1/2) times his Base Salary multiplied by seventy-five percent (75%), or a total of one hundred twelve and one-half percent (112.5%) of his Base Salary.

                                            (b) Stock Bonus. Each Participant
                                    who is a Divisional Officer shall receive, for a particular Year, a stock bonus, if any, in an amount equal to that percentage of the Divisional Officer's Maximum Divisional Stock Bonus for that Year, established by linear interpolation and derived by (a) dividing the number of whole number increments between the applicable Minimum ROA Target for that Year and the applicable Maximum ROA Target for that Year into one hundred (100), and (b) multiplying the result by the number of whole number increments, expressed as a percentage, between the applicable Minimum ROA Target and the actual Divisional Return on Assets for that Year (rounded down from .4 and up from .5). For purposes of this Section 5.2.2.2(b), the term "Divisional Officer's Maximum Divisional Stock Bonus" means an amount, payable in shares of Restricted Stock, having, at the time of issuance, a Fair Market Value equal to seventy-five percent (75%) of his Base Salary multiplied by seventy-five percent (75%), or a total of fifty-six and one-quarter percent (56.25%) of his Base Salary.


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         6.       Administration.

                  6.1. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), unless the Board otherwise provides. The Committee shall in all events and at all times consist of not less than three members of the Board, each of whom shall
         (a) meet the definition of "independence" prescribed from time to time by applicable SEC rules and as required under the applicable listing standards prescribed by Nasdaq or by such other national securities exchange on which the Company's Stock is listed, (b) be a "non-employee director," as such term is defined in Rule 16b-3 promulgated under
         Section 16 of the Exchange Act or any successor provision, and (c) be an "outside director," as that term is used in Section 162(m) of the Code and the regulations promulgated thereunder. In the absence of the appointment or functioning of a Committee, however, the Board members who meet all of the foregoing three criteria shall together constitute and function as the Committee.

                  6.2. The Committee shall administer the Plan so as to comply at all times with Rule 16b-3 of the Exchange Act, and Section 162(m) of the Code and any other qualifying laws or rules, including applicable independence rules, that may be applicable from time to time. To the extent that any provision hereof is found not to be in compliance with any such rule or requirement, the Committee shall have the full power and authority to effect such changes or amendments, without the necessity of any further approval by stockholders. Subject to the foregoing, the Board may from time to time increase the size of the Committee, appoint additional members, remove members (with or without cause), substitute new members, and fill vacancies (however caused). A majority of the members of the Committee shall constitute a quorum, and the actions of a majority of the members of the Committee at a meeting at which a quorum is present shall be the actions of the Committee.

                  6.3. The Committee shall have the exclusive power, authority and discretion to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable and to interpret the terms and provisions of the Plan. The Committee's interpretation of the Plan shall be final, binding and conclusive on all parties.

                  6.4. The Committee shall have the authority and discretion to:
         (a) annually determine the Bonus Pool, within the limitations described in Section 4; (b) annually designate those persons who shall be classified as Corporate Officers, Corporate Executive Officers, Divisional Officers, or Divisional Executive Officers; (c) annually establish the Minimum ROA Target and the Maximum ROA Target; (d) annually determine, notwithstanding the percentage multiplier specified in Section 4 used to calculate a Divisional Executive Officer's Maximum Divisional Cash Bonus or a Divisional Executive Officer's Maximum Divisional Stock Bonus, what that multiplier shall be, within a range of not less than forty percent (40%) nor more than sixty percent (60%), together with any necessary conforming or reciprocal adjustments to the related percentage multipliers; and (e) annually determine, notwithstanding the percentage multiplier specified in Section 4 used to calculate a Divisional Cash Bonus or a Divisional Officer's Maximum Divisional Stock Bonus, what that multiplier shall be, within a range of not less than sixty-five percent (65%) nor more than eighty-five percent (85%), together with any necessary conforming or reciprocal adjustments to the related percentage multipliers.

                  The Committee's exercise of its authority and discretion hereunder shall in no event be exercised to increase the incentive compensation payable to any Participant subject to Section 162(m) of the Code in excess of the amount determined by the performance measures applicable to that Participant.


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2003 Executive Incentive Compensation Plan                                    7


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                  6.5. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in engaging such counsel, consultant or agent shall be paid by the Company.

                  6.6. The Committee shall have the right, in its sole discretion, to waive the forfeiture provisions found in Section 8 below.

         7. Amendment and Termination. The Board may at any time or from time to time amend this Plan in whole or in part; provided, however, that any amendment that must be approved by the Company's stockholders in order to comply with applicable law or with the rules of any national securities exchange or market upon which the Company's Stock is traded or quoted or to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for stockholder approval shall not be deemed to limit the Company's authority to offer similar or dissimilar benefits in plans that do not require stockholder approval or in plans for which stockholder approval is not sought. The Board may also terminate this Plan at any time.

         8. Forfeiture and Vesting of Restricted Stock. Restricted Stock issued to a Participant shall vest and become nonforfeitable as follows: one-third (1/3) of the Restricted Stock shall vest immediately upon issuance, an additional one-third (1/3) will vest one year later, and the balance will vest on the second anniversary of the initial issuance date. Upon termination of the Participant's employment for any reason other than Retirement, all shares of Restricted Stock of the Participant which are not Vested Shares at the time of termination of employment shall be forfeited and returned to the Company, and the Participant shall no longer be the owner of or have any interest whatsoever in the forfeitable Restricted Stock.

         9. Restriction on Transfer of Restricted Stock. Restricted Stock that is forfeitable under the terms of this Plan may not be transferred, assigned, sold, pledged, hypothecated, or otherwise disposed of in any manner and shall not be subject to levy, attachment, or other legal process.

         10. Certificates. Restricted Stock issued under this Plan shall be registered in the name of each Participant. Stock certificates so issued shall be held by the Company. Stock certificates shall bear such restrictive legends as the Committee may prescribe.

         Subject to all the terms, conditions, and limitations of this Plan, including provisions concerning forfeiture and restrictions on transfer, the Participant shall be the owner of the Restricted Stock with full dividend and voting rights. Upon the request of a Participant, separate stock certificates shall be issued and delivered to the Participant with respect to Vested Shares.

         11.      General Provisions.

                  11.1. No Guarantee of Employment. The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any Participant at any time.

                  11.2. Participant Titles for Plan Purposes Only. The use of "Executive" or "Officer," alone or in combination anywhere in this Plan, are for purposes solely of establishing different categories of benefits provided by this Plan. Such designations are not intended to confer nor shall they be deemed to confer any status as an officer of the Company, nor shall any such designations be deemed to differentiate the duties, titles or responsibilities of any existing or future officer of the Company.

                  11.3. Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Restricted Stock under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal state or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements and the Company, to the extent permitted by law, shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.


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2003 Executive Incentive Compensation Plan                                    8


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                  11.4. Expenses. The expenses of administering the Plan shall be borne by the Company.

                  11.5. Fractional Shares. No fractional shares of Stock shall be issued, and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

                  11.6. Governing Law. To the extent not governed by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Indiana.




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2003 Executive Incentive Compensation Plan                                    9